Joint Filer Information


Title of Security:             Income Deposit Security (representing common
                               stock and notes issued in exchange for
                               common stock)

Issuer and Ticker Symbol:      Centerplate, Inc. (CVP)

Designated Filer:              Blackstone Management Associates II L.L.C.

Other Joint Filers:            BCP Volume L.P., BCP Offshore Volume L.P.,
                               VSI Management Direct L.P., Blackstone
                               Capital Partners II Merchant Banking Fund,
                               L.P., Blackstone Offshore Capital Partners
                               II L.P., VSI Management I L.L.C., Peter G.
                               Peterson and Stephen A. Schwarzman.

Addresses:                     The principal business office address of each
                               of the reporting persons above is c/o The
                               Blackstone Group L.P., 345 Park Avenue,
                               New York, New York 10154.



Signatures:                    BCP VOLUME L.P.

                               By: Blackstone Capital Partners II Merchant Banking Fund L.P., as General Partner

                                     By:    Blackstone Management Associates II
                                            L.L.C., as General Partner


                                            By:/s/Robert L. Friedman
                                               --------------------------------
                                               Name:  Robert L. Friedman
                                               Title: Authorized Signatory

                               BCP OFFSHORE VOLUME L.P.

                               By:   Blackstone Offshore Capital
                                     Partners II L.P.

                                     By:    Blackstone Management Associates II
                                            L.L.C., as General Partner


                                     By:/s/Robert L. Friedman
                                        --------------------------------
                                        Name:  Robert L. Friedman
                                        Title: Authorized Signatory



                                        By:    Blackstone Service (Cayman) LDC,
                                               as Administrative General Partner


                                        By:/s/Robert L. Friedman
                                           --------------------------------
                                           Name:  Robert L. Friedman
                                           Title: Authorized Signatory


                               VSI MANAGEMENT DIRECT L.P.

                               By:  VSI Management I L.L.C.

                                     By:    Blackstone Management Associates II
                                            L.L.C., as Managing Member


                                     By:/s/Robert L. Friedman
                                        --------------------------------
                                        Name:  Robert L. Friedman
                                        Title: Authorized Signatory



                               BLACKSTONE CAPITAL PARTNERS II
                               MERCHANT BANKING FUND L.P.

                               By:   Blackstone Management
                                     Associates II L.L.C., as
                                     General Partner


                                     By:/s/Robert L. Friedman
                                        --------------------------------
                                        Name:  Robert L. Friedman
                                        Title: Authorized Signatory

                               BLACKSTONE OFFSHORE CAPITAL PARTNERS
                               II L.P.

                               By: Blackstone Management Associates II L.L.C., as General Partner


                                     By:/s/Robert L. Friedman
                                       --------------------------------
                                       Name:  Robert L. Friedman
                                       Title: Authorized Signatory

                               By:   Blackstone Service (Cayman) LDC,
                                     as Administrative General Partner


                                     By:/s/Robert L. Friedman
                                        --------------------------------
                                        Name:  Robert L. Friedman
                                        Title: Authorized Signatory


                               VSI MANAGEMENT I L.L.C.


                                     By:/s/Robert L. Friedman
                                        --------------------------------
                                        Name:  Robert L. Friedman
                                        Title: Authorized Signatory

                               By:   Blackstone Management
                                     Associates II L.L.C., as Managing Member


                                     By:/s/Robert L. Friedman
                                        --------------------------------
                                        Name:  Robert L. Friedman
                                        Title: Authorized Signatory


                               BLACKSTONE MANAGEMENT ASSOCIATES II L.L.C.


                                     By:/s/Robert L. Friedman
                                        --------------------------------
                                        Name:  Robert L. Friedman
                                        Title: Authorized Signatory

                                        /s/Peter G. Peterson
                                        -------------------------------
                                        Peter G. Peterson



                                        /s/Stephen A. Schwarzman
                                        -------------------------------
                                        Stephen A. Schwarzman